Exhibit 99.2

Filed by Horizon Bancorp pursuant to
Rule 425 under the Securities Act of 1933 and deemed filed
pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: LaPorte Bancorp, Inc.
Commission File No. 001-35684

 Horizon Bancorp announces the acquisition of LaPorte Bancorp, Inc. and its wholly-owned subsidiary, The LaPorte Savings BankMarch 10, 2016

  FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”), as well as statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction; and other statements that are not historical fact. For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. While there is no assurance that any list of risks and uncertainties is complete, some of the risk factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements include: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by LaPorte’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating Horizon’s and LaPorte’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act. Additional risks and uncertainties that could cause our actual results to differ materially include risk factors relating to the banking industry and other factors set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Disclosures

  ADDITIONAL INFORMATION FOR SHAREHOLDERS In connection with the proposed merger, Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of LaPorte Bancorp, Inc. (“LaPorte”) and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Horizon and LaPorte will be submitted to LaPorte’s shareholders for their consideration. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the proxy statement/prospectus and other documents Horizon has filed with the SEC in two ways, either (i) by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272 or via a request form available on Horizon’s website at www.horizonbank.com under the tab “About Us – Investor Relations – Other Information – Information Request,” or (ii) at www.horizonbank.com under the tab “About Us – Investor Relations – Documents – SEC Filings.” The information available through Horizon’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings Horizon makes with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Horizon and LaPorte and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LaPorte in connection with the proposed merger. Information about the directors and executive officers of Horizon is set forth in Horizon’s Annual Report on Form 10-K filed with the SEC on February 29, 2016, and in the proxy statement for Horizon’s 2015 annual meeting of shareholders, as filed with the SEC within a Registration Statement on Form S-4/A on May 22, 2015. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.  Disclosures

   4  LaPorte Bancorp, Inc. Overview  Established 1871 in La Porte, INSeven Full-Service Locations$543 Million in Assets$349 Million in Loans $391 Million in Deposits$4.6 Million 2015 Net Income0.84% NPAs/Assets  Financials as of 12/31/2015Note: Branches not pictured in map include a non-traditional branch located in LaPorte Community High School and a loan production office in St. Joseph, MI

HORIZON BANK

Merger Highlights

Strategic

- Aligned with Horizon's plan to expand in the states of Indiana and Michigan
- Logical in-market consolidation
- Solidifies #1 deposit market share in La Porte County
- Bolsters existing presence in high growth Porter County

Financial

- EPS accretion of ~5% in 2017, first full year pro forma
- Initial TBV dilution of $0.36 with a 2.6 year earn back (cross over method)
- Internal rate of return over 18%
- 55% cost savings fully phased-in (75% realized in 2016 and 92% in 2017)
- $50 million of LaPorte's mortgage warehouse loans estimated to be retained(1)

Operational

- Low risk integration between companies with similar cultures and values
- Horizon is an experienced acquirer (5 completed since 2009; 2 pending)
- Horizon's infrastructure provides the capacity to drive operating leverage
- Horizon plans to consolidate 3 branches and LaPorte's LPO in 2016(2)
- Revised Fed branch market area does not require branch divestiture

(1) LaPorte's 12/31/2015 mortgage warehouse balance was $128.9 million. Pro forma analysis assumes retention of $50 million in average mortgage warehouse loans with the balance being invested into securities. Pro forma net income was reduced by the resulting impact to net interest income and the reduction in fees associated with lower pro forma production and the elimination of mortgage warehouse loan participation fees. Cost savings associated with the mortgage warehouse business are reflected in the total cost savings estimate of 55%. (2) Facilities to be consolidated include LaPorte's branches in: Michigan City, IN; Chesterton, IN; La Porte, IN (west-side location); and the St. Joseph, MI loan production office.

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Pro Forma Franchise

- 55 branches throughout Indiana and Michigan
- $3.3 billion in assets
- $2.2 billion in loans
- $2.4 billion in deposits
- Market capitalization of $358 million
- Branch divestitures not required

La Porte-Gary-Hammond

2015	Institution	# of Branches	Total Deposits ($000)	Deposit Market Share (%)
1	JPMorgan Chase & Co. (NY)	35	2,311,043	18.29
2	First Bancshares Inc. (IN)	42	2,231,801	17.66
3	Pro Forma	20	1,447,049	11.45
3	Horizon Bancorp (IN)	16	1,091,236	8.64
4	Fifth Third Bancorp (OH)	24	955,673	7.56
5	1st Source Corp. (IN)	17	847,290	6.71
6	First Midwest Bancorp Inc. (IL)	15	803,560	6.36
7	NorthWest Indiana Bancorp (IN)	16	724,120	5.73
8	First Merchants Corp. (IN)	12	620,925	4.91
9	First Financial Bancorp. (OH)	7	602,068	4.76
10	Bank of Montreal	20	545,859	4.32
11	LaPorte Bancorp, Inc (IN)	7	355,813	2.82
-	Other Institutions	49	1,546,670	12.24
	Total For Institutions In Market	257	12,636,058	

Pro Forma NW Indiana Branch Map



Michigan City
Horizon branch
Gary
Portage
Hobart
Merrillville
Crown Point
Valparaiso
Westville
Kingsford
LaPorte
Highland
Horizon
LaPorte
Branch Closing

La Porte County, IN

2015	Institution	# of Branches	Total Deposits ($000)	Deposit Market Share (%)
1	Pro Forma	7	920,929	59.35
1	Horizon Bancorp (IN)	4	605,959	39.05
2	LaPorte Bancorp, Inc (IN)	6	314,970	20.30
3	1st Source Corp. (IN)	5	201,983	13.01
4	PNC Financial Services Group (PA)	3	158,445	10.21
5	Fifth Third Bancorp (OH)	3	105,884	6.82
6	Wells Fargo & Co. (CA)	1	76,319	4.91
7	JPMorgan Chase & Co. (NY)	1	55,047	3.55
8	First Bancshares Inc. (IN)	1	31,616	2.04
9	Woodforest Financial Grp Inc. (TX)	2	1,719	0.11
	Total For Institutions In Market	23	1,551,942	

Source: SNL Financial LC, 2015 FDIC Summary of Deposits, Company estimates, Horizon market capitalization as of 3/9/2016

Note: Pro forma financials as of 12/31/2015 reflect Horizon's announced acquisition of Kosciusko Financial, Inc., excluding merger adjustments. Dashed red circles represent locations of planned branch closings. Deposit market share analysis and branch counts are pro forma for planned branch closings. Branches not pictured in map include a non-traditional branch located in LaPorte Community High School and a loan production office in St. Joseph, MI.

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   7  Based on Horizon’s closing price of $24.21 as of 3/9/2016 (includes $4.7 million value of options)  Merger Summary  Horizon Bancorp Acquiring LaPorte Bancorp, Inc.    Consideration Mix  65% stock, 35% cash  Consideration Structure  0.629 Horizon shares or $17.50 in cash for each outstanding LaPorte share or a combination of bothOptions will be cashed out  Aggregate Deal Value (1)  $94.1 million  Termination Fee (% of Deal Value)  4.0%  Required Approvals  Customary regulatory and LaPorte shareholder approval  Anticipated Closing  Third quarter of 2016  Social Issues  Michele Thompson, The LaPorte Savings Bank President and CFO, will be appointed as a director of Horizon Bancorp

   8  Source: SNL Financial LCNationwide bank & thrift transactions announced after 12/31/2014 with target’s assets between $300.0 million and $1.0 billion, NPAs/Assets less than 3.0%, TCE/TA Ratio greater than 10.0%, and excluding transactions where pricing information is unavailable  Transaction Pricing  Metric  Horizon/LaPorte  Median ComparableTransactions(1)  Price/ Tangible Book Value  122%  140%  Price/ LTM Earnings  20.6x  22.1x  Price/ 2017 Earnings + Cost Savings  10.3x  NA  Core Deposit Premium  4.9%  6.4%

Transaction Assumptions

Category	Assumption
Cost saves	55% fully phased-in (75% realized in 2016 and 92% in 2017)
Mortgage Warehouse Retention(1)	$50.0 million of LaPorte's mortgage warehouse loans estimated to be retained, resulting in approximately $2.5 million in lost annual revenue
Fair Market Value Adjustments and Purchase Accounting	• Non-accretable: -$4.4 million or -1.25% of loans • Accretable: -$6.2 million or -1.75% of loans • Fixed assets: -$2.0 million • Trust Preferred: -$2.0 million (positive impact to equity) • $5.4 million after-tax benefit from elimination of ESOP and Stock Options
Core deposit intangibles	$6.0 million or 2.00% of core deposits
Facilities(2)	Consolidating 3 branches and LaPorte's loan production office in 2016
Pre-tax deal charges	$7.9 million

(1) LaPorte's 12/31/2015 mortgage warehouse balance was $128.9 million. Pro forma analysis assumes retention of $50 million in average mortgage warehouse loans with the balance being invested into securities. Pro forma net income was reduced by the resulting impact to net interest income and the reduction in fees associated with lower pro forma production and the elimination of mortgage warehouse loan participation fees. Cost savings associated with the mortgage warehouse business are reflected in the total cost savings estimate of 55%.

(2) Facilities to be consolidated include LaPorte's locations in: Michigan City, IN; Chesterton, IN; La Porte, IN (west-side location); and the St. Joseph, MI loan production office.

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HORIZON BANK

Cost Savings

- Thorough analysis of cost savings factoring in:
  - Elevated expense structure from thrift benefit plans
  - Geographic overlap of branch footprints (4 branches each within 1.5 miles of Horizon [2])
  - Duplicative executive, back office and mortgage warehouse functions
  - Horizon's considerable experience integrating acquisitions
  - All LaPorte retail branch personnel who meet Horizon's hiring standards will be retained
- Significant sources of savings:
  - Branch consolidation
  - Consolidation of back office infrastructure and processing systems
  - Alignment of business models

Breakdown of Cost Savings(1)



Bank Examination, 4%
Advertising, 2%
Other, 12%
Data Processing, 6%
Salaries, Wages, & Benefits54%
ESOP, 4%
Stock Options & Awards9%

Cost Savings Phase-In(1)



100%
75%
50%
75%
92%
100%
2016
2017
2018+

(1) Source: Company estimates
(2) Source: SNL Financial LC

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Assets ($ Mil.)  $721        $3,344  Loans($ Mil.)  $548        $2,212  Deposits($ Mil.)  $489        $2,397  Branches  7        55    Horizon: A Company on the Move    OrganicExpans.(7)  St. JosephS. BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel    M&A(9)  Anchor Mortgage  Alliance  American Trust  Heartland   1st MortgageSummitPeoples  KosciuskoLaPorte          13% CAGR  11% CAGR  13% CAGR  (1) Note: 2016 reflects Horizon as of 12/31/2015, including announced acquisition of Kosciusko Financial and LaPorte pro forma, excluding merger adjustments

 12  Appendix

           Source: SNL Financial LC. Data based on regulatory filings as of 12/31/2015Note: Horizon Bancorp loan portfolio pro forma for Kosciusko Financial, Inc. acquisition announced on 2/5/2016 excluding merger adjustments. The proforma table excludes merger adjustments and mortgage warehouse retention estimate.  13  Loan Portfolio Composition

         14    Deposit Composition  Source: SNL Financial LC. Data based on regulatory filings as of 12/31/2015.Note: Horizon Bancorp deposits pro forma for Kosciusko Financial, Inc. acquisition announced on 2/5/2016, excluding merger adjustments. Source: SNL Financial LC. Data based on regulatory filings as of 12/31/2015.Note: Horizon Bancorp loan portfolio pro forma for Kosciusko Financial, Inc. acquisition announced on 2/5/2016 excluding merger adjustments. The proforma table excludes merger adjustments. (1) LaPorte deposit detail based upon The LaPorte Savings Bank (bank level) regulatory data provided in 2015 fourth quarter bank call report.  (1)

         15    LaPorte Bancorp Financial Highlights  Source: SNL Financial LC and 12/31/2015 LaPorte earnings release. Excludes loans held for saleNPAs exclude restructured loans

 If you have questions please contact:Mark SecorChief Financial Officer515 Franklin SquareMichigan City, IN 46360(219) 873-2611